Exhibit 10.3
SECOND AMENDMENT
TO
SPECIALTY PHARMACY NETWORK AGREEMENT

This Second Amendment to Specialty Pharmacy Network Agreement (this “Amendment”) is made as of the date the last Party executes this Amendment (the “Amendment Effective Date”), by and between Accredo Health Group, Inc. (“Specialty Pharmacy”), and United Therapeutics Corporation (“UT”). Specialty Pharmacy and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS, the Parties entered into that certain Specialty Pharmacy Network Agreement dated as of January 1, 2018, as may be amended (the “Agreement”); and

WHEREAS, the Parties entered into that certain Master Services Agreement dated December 18, 2013 as amended (the “MSA”); and

WHEREAS, the Parties now wish to amend the Agreement to include no charge TYVASO DPI training equipment as further described below.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.Attachment A. Attachment A of the Agreement is hereby deleted in its entirety and is replaced with the Attachment A attached to this Amendment.

2.Attachment H. A new Attachment H, BluHale® PRO Device and TYVASO DPI™ Demonstration Kit (“Training Equipment”), shall be added to the Agreement as a new Attachment H to the Agreement.

3.Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Amendment, effective as of the Amendment Effective Date.

Accredo Health Group, Inc. By: /s/ Bill Martin Print Name: Bill Martin Title: Chief Commercial Officer Date: 06/08/2022 | 10:40 AM CDT	United Therapeutics Corporation By: /s/ Kevin Gray Print Name: Kevin Gray Title: SVP Strategic Operations Date: 13-Jun-2022 | 5:30:09 PM EDT